ASSET MANAGEMENT FUND

(The “Trust”)

Ultra Short Mortgage Fund - ASARX

SUPPLEMENT DATED AUGUST 5, 2016 TO

PROSPECTUS DATED MARCH 1, 2016

IMPORTANT NOTICE

Effective August 1, 2016, Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”), assumed the role of the Trust’s business manager and administrator in connection with the acquisition of Beacon Hill by Foreside Financial Group, LLC. The acquisition of Beacon Hill by Foreside Financial Group, LLC and the assignment of the role of the Trust’s business manager and administrator to Foreside did not result in any changes to the services provided to the Fund or the personnel providing those services.

In connection with this change, the following amendments are being made to the Prospectus:

On page 16, the first two sentences of the paragraph under the section titled “Business Manager and Administrator” is deleted and replaced with the following:

Foreside Management Services, LLC (“Foreside”), on behalf of the Funds, serves as business manager and administrator for the Trust. Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers.

Additionally, in the Shareholder Reference Information section, directly following page 16 of the prospectus, the information for the Trust’s Business Manager and Administrator is replaced with the following:

Foreside Management Services, LLC

Three Canal Plaza, Suite 100
Portland, ME 04101

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND

325 John H. McConnell Boulevard

Suite 150

Columbus, Ohio 43215